Firstar Stellar Treasury Fund
Firstar Stellar Tax-Free Money Market Fund
Firstar Stellar Ohio Tax-Free Money Market Fund
                                                                   June 23, 1999
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                          Supplement to the Prospectus
                              dated March 31, 1999


Effective immediately, the investment adviser will waive 0.30% of the gross management fee for the Ohio Tax-Free Money Market Fund. Currently the gross management fee for the Ohio Tax-Free Money Market Fund is 0.55% of average daily net assets. With the voluntary waiver, the management fee will effectively be 0.25% of average daily net assets. The adviser can terminate this voluntary waiver at any time.

The prospectus is amended as follows:

Page 11

Under "Fund Expenses," the following sentence is added to footnote 1:

         With the current waiver, the effective management fee is 0.25%.



Page 12

Under the subheading "Investment Adviser," the table displaying waiver amounts is replaced by the following:

The amounts shown represent a percentage of each fund's average daily net assets

                                            Before    After
                                            waivers   waivers
------------------------------------------- -------- ---------
Treasury Fund                               0.50%    0.50%
Tax-Free Money Market Fund                  0.55%    0.45%
Ohio Tax-Free Money Market Fund*            0.55%    0.25%
------------------------------------------- -------- ---------


         *During the fiscal year ended November 30, 1998, the adviser waived 40 basis points of the management fees for the Ohio Tax-Free Money Market Fund. For the foreseeable future, the adviser will waive 30 basis points. The adviser can terminate this waiver at any time.



 Please   retain   this   Supplement   with   your Prospectus for future
 reference.